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                                                                    EXHIBIT 10.9

                      AMENDMENT TO PLANS OF REORGANIZATION
                   AND EXCHANGE AND ASSET PURCHASE AGREEMENTS

     The undersigned, signatories to those certain plans of reorganization and exchange and asset purchase agreements (collectively, the "Agreements"), by and among Zeros & Ones, Inc. (formerly Commercial Labor Management, Inc.), a Nevada corporation (the "Corporation"), Zeros & Ones, Inc., a Delaware corporation, Quantum Arts, Inc., a California corporation, Kidvision, Inc., a California corporation, Wood Ranch Technology Group, Inc., a Delaware corporation, EKO Corporation, a Delaware corporation, Polygonal Research Corporation, a Delaware corporation, and Pillar West Entertainment, Inc., a California corporation, dated as of July 1, 1999, hereby agree to amend the Agreements on March 30, 2000, to be effective as of July 1, 1999, as follows:

     1. The number of shares of the Corporation's Common Stock issued to Robert Holtz, the sole shareholder of Zeros & Ones, Inc., a Delaware corporation, in consideration for 100% of the assets of Zeros & Ones, Inc., a Delaware corporation, is 220,000 rather than 512,000.

     2. The number of shares of the Corporation's Common Stock issued to Robert Holtz, the owner of 98.3% of the total issued and outstanding stock of EKO Corporation, a Delaware corporation, in consideration for 98.3% of the assets of EKO Corporation, is 297,000 to Robert Holtz rather than 5,000.

     3. The Agreements will remain in full force and effect without modification except as amended by this Amendment to Plans of Reorganization and Exchange and Asset Purchase Agreements

     IN WITNESS WHEREOF, the undersigned hereby execute this Amendment to Plans of Reorganization and Exchange and Asset Purchase Agreements in their same capacity as they executed the original Agreements .


                                        /s/ Robert Holtz
                                        ---------------------------------------
                                        Robert Holtz


                                        /s/ Steve Schklair
                                        ---------------------------------------
                                        Steve Schklair


                                        /s/ Mark J. Richardson
                                        ---------------------------------------
                                        Mark J. Richardson


                                        /s/ Edward L. Torres
                                        ---------------------------------------
                                        Edward L. Torres